UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 23, 2007

Allstate Life Insurance Company

(Exact Name of Registrant as Specified in Charter)

Illinois	0-31248	36-2554642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3100 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.   Results of Operations and Financial Condition.

The registrant furnishes below its Condensed Consolidated Statements of Operations for the three-month periods ended March 31, 2007 and 2006 and Condensed Consolidated Statements of Financial Position as of March 31, 2007 and December 31, 2006, prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and certain non-GAAP and operating measures:

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
(in millions)	Est. 2007	2006

Revenues
Premiums	$155	$117
Contract charges	228	285
Net investment income	1,030	974
Realized capital gains and losses	22	(27)
	1,435	1,349

Costs and expenses
Contract benefits	374	326
Interest credited to contractholder funds	635	603
Amortization of deferred policy acquisition costs	115	105
Operating costs and expenses	87	103
Restructuring and related charges	—	15
	1,211	1,152

Gain (loss) on disposition of operations	1	(53)

Income from operations before income tax expense and cumulative effect of change in accounting principle, after-tax	225	144
Income tax expense	76	48

Income before cumulative effect of change in accounting principle, after-tax	149	96

Cumulative effect of change in accounting principle, after-tax	(9)	—

Net income	$140	$96

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(in millions, except share and par value data)	March 31, 2007 (Est.)	December 31, 2006

Assets
Investments
Fixed income securities, at fair value (amortized cost $61,872 and $60,851)	$63,574	$62,439
Mortgage loans	8,745	8,690
Equity securities	698	533
Short-term	1,326	805
Policy loans	748	752
Other	845	941

Total investments	75,936	74,160

Cash	196	273
Deferred policy acquisition costs	3,382	3,485
Reinsurance recoverables, net	3,368	3,392
Accrued investment income	692	689
Other assets	801	585
Separate Accounts	16,030	16,174

Total assets	$100,405	$98,758

Liabilities
Contractholder funds	$61,014	$60,565
Reserve for life-contingent contract benefits	12,213	12,204
Unearned premiums	33	34
Payable to affiliates, net	125	84
Other liabilities and accrued expenses	4,790	3,235
Deferred income taxes	293	258
Note payable to parent	—	500
Long-term debt	200	206
Separate Accounts	16,030	16,174

Total liabilities	94,698	93,260

Shareholder’s Equity
Redeemable preferred stock — series A, $100 par value, 1,500,000 shares authorized, none and 49,230 shares issued and outstanding	—	5
Redeemable preferred stock — series B, $100 par value, 1,500,000 shares authorized, none issued	—	—
Common stock, $227 par value, 23,800 shares authorized and outstanding	5	5
Additional capital paid-in	1,108	1,108
Retained income	4,195	4,055
Accumulated other comprehensive income:
Unrealized net capital gains and losses	399	325

Total accumulated other comprehensive income	399	325

Total shareholder’s equity	5,707	5,498

Total liabilities and shareholder’s equity	$100,405	$98,758

Definitions of Non-GAAP and Operating Measure

We believe that investors’ understanding of our performance is enhanced by our disclosure of the following non-GAAP financial measures.  Our methods of calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income is income before cumulative effect of change in accounting principle, after-tax, excluding:

•                  realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments which are reported with realized capital gains and losses but included in operating income,

•                  amortization of deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses,

•                  gain (loss) on disposition of operations, after-tax, and

•                  adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate our results of operations.  It reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designed for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Therefore, we believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance.  We use adjusted measures of operating income in incentive compensation.  Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of our business.

The following table reconciles operating income and net income.

(in millions)	Three Months Ended March 31,
	Est. 2007	2006
Operating income	$142	$132

Realized capital gains and losses	22	(27)
Income tax (expense) benefit	(8)	9
Realized capital gains and losses, after-tax	14	(18)
DAC and DSI amortization relating to realized capital gains and losses, after-tax	—	27
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(8)	(10)
Gain (loss) on disposition of operations, after-tax	1	(35)
Income before cumulative effect of change in accounting principle, after-tax	149	96
Cumulative effect of change in accounting principle, after-tax	(9)	—
Net income	$140	$96

Operating income return on equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholder’s equity at the beginning and at the end of the 12-month period, after excluding the effect of unrealized net capital gains. We use it to supplement our evaluation of net income and return on equity. We believe that this measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management:  the after-tax effects of realized and unrealized capital gains and losses and the cumulative effect of change in accounting principle, and non-recurring items that are not indicative of our business or economic trends. Return on equity is the most directly comparable GAAP measure.  The following table shows the reconciliation.

($ in millions)	For the twelve months ended March 31,
	Est. 2007	2006
Return on equity
Numerator:
Net income	$472	$445
Denominator:
Beginning shareholder’s equity	5,773	5,928
Ending shareholder’s equity	5,707	5,773
Average shareholder’s equity	$5,740	$5,851
Return on equity	8.2%	7.6%

($ in millions)	For the twelve months ended March 31,
	Est. 2007	2006
Operating income return on equity
Numerator:
Operating income	$549	$540

Denominator:
Beginning shareholder’s equity	5,773	5,928
Unrealized net capital gains	257	622
Adjusted beginning shareholder’s equity	5,516	5,306
Ending shareholder’s equity	5,707	5,773
Unrealized net capital gains	399	257
Adjusted ending shareholder’s equity	5,308	5,516
Average shareholder’s equity	$5,412	$5,411
Operating income return on equity	10.1%	10.0%

Operating Measure

We believe that investors’ understanding of our performance is enhanced by our disclosure of the following operating financial measure.  Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Premiums and deposits is an operating measure that we use to analyze production trends for sales.  It includes premiums on insurance policies and annuities and all deposits and other funds received from customers on deposit-type products, which we account for under GAAP as increases to liabilities rather than as revenue.

The following table illustrates where premiums and deposits are reflected in the condensed consolidated financial statements.

(in millions)	Three Months Ended March 31,
	Est. 2007	2006

Premiums and deposits excluding variable annuities	$2,409	$2,019
Variable annuity deposits (1)	—	435

Total premiums and deposits	2,409	2,454
Deposits to contractholder funds	(2,228)	(1,936)
Deposits to separate accounts	(33)	(405)
Change in unearned premiums and other adjustments	7	4
Premiums	$155	$117

(1)             Disposed through reinsurance effective June 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

By	/s/ Samuel H. Pilch
Name:	Samuel H. Pilch
Title:	Group Vice President and Controller

Date: April 23, 2007